UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 25, 2011
Date of Report (date of earliest event reported)

UNITED FIRE & CASUALTY COMPANY
(Exact name of Registrant as specified in its charter)

Iowa	001-34257	42-0644327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
118 Second Ave. SE, Cedar Rapids, IA 52401
(Address of principal executive offices, including zip code)
(319) 399-5700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-99.1
EX-99.2

Item 1.01 Entry Into a Material Definitive Agreement.
On May 25, 2011, United Fire & Casualty Company, an Iowa corporation (“UF&C”), United Fire Group, Inc., an Iowa corporation and wholly owned subsidiary of UF&C (“United Fire Group”), and UFC MergeCo, Inc., an Iowa corporation and wholly owned subsidiary of United Fire Group (“MergeCo”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), that provides for the merger (the “Merger”) of UF&C with MergeCo, with UF&C surviving the Merger as a wholly owned subsidiary of United Fire Group, and the conversion of each share of common stock, par value $3.33 1/3 per share (“UF&C Common Stock”), of UF&C, issued and outstanding immediately prior to the effective time of the Merger, into one duly issued, fully paid and nonassessable share of common stock, par value $0.001 per share (“United Fire Group Common Stock”), of United Fire Group. In addition, each outstanding option to purchase or other right to acquire shares of UF&C Common Stock would automatically convert into an option to purchase or right to acquire, upon the same terms and conditions, an identical number of shares of United Fire Group Common Stock. As a result of the Reorganization, United Fire Group would own UF&C.
Upon completion of the Reorganization, United Fire Group would, in effect, replace UF&C as the publicly held corporation traded on the NASDAQ Global Select Market under the symbol “UFCS”, and the holders of UF&C Common Stock would hold the same number of shares and same ownership percentage of United Fire Group after the Reorganization as they held of UF&C immediately prior to the Reorganization.
The directors and executive officers of United Fire Group immediately following the Reorganization would be the same individuals who were directors and executive officers, respectively, of UF&C immediately prior to the Reorganization.
The boards of directors of UF&C, United Fire Group and MergeCo have unanimously approved the Reorganization Agreement and the transactions contemplated thereby. The Reorganization Agreement is subject to specified conditions, including approval by UF&C’s shareholders at a special meeting (the “Special Meeting”) to be held for the purpose of consideration of the Reorganization. If the Reorganization is approved by UF&C’s shareholders at the Special Meeting and the other conditions set forth in the Reorganization Agreement are satisfied, it is currently expected that the Reorganization would be completed by December 31, 2011.
The Reorganization Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the effective time of the merger by action of the board of directors of UF&C if it should determine that for any reason the completion of the transactions provided for therein would be inadvisable or not in the best interest of UF&C or its shareholders.
The Reorganization is intended to be tax-free for UF&C and its shareholders for U.S. federal income tax purposes.
Upon completion of the Reorganization, United Fire Group Common Stock would be deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), United Fire Group would be the successor issuer to UF&C.
The foregoing description of the Reorganization Agreement is not complete and is qualified in its entirety by reference to the Reorganization Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
Additional Information and Where to Find It
United Fire & Casualty Company and United Fire Group, Inc. have filed a registration statement that includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed Reorganization. UF&C SHAREHOLDERS ARE URGED TO READ CAREFULLY THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION. Investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about UF&C, United Fire Group and the proposed Reorganization, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about UF&C, United Fire Group and the proposed Reorganization can be obtained without charge by directing a request to United Fire & Casualty Company, 118 Second Ave. SE, Cedar Rapids, IA 52401, Attention: Investor Relations Department (telephone: (319) 399-5700) or accessing them on UF&C’s corporate web site at www.unitedfiregroup.com.
UF&C, its directors, executive officers, certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of UF&C in favor of the proposed Reorganization. Additional information regarding the interests of potential participants in the proxy solicitation is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant documents that United Fire & Casualty Company and United Fire Group, Inc. have filed and intend to file with the SEC in connection with the Special Meeting.
Item 8.01 Other Events.
On May 25, 2011, UF&C issued a press release relating to the Reorganization. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On May 25, 2011, UF&C issued an internal announcement to its employees relating to the Reorganization. A copy of the internal announcement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No	Description

2.1	Agreement and Plan of Reorganization, dated as of May 25, 2011, among United Fire & Casualty Company, United Fire Group, Inc. and UFC MergeCo, Inc.

99.1	Press Release, dated May 25, 2011, issued by United Fire & Casualty Company

99.2	Internal Announcement to Employees of United Fire & Casualty Company, dated May 25, 2011
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FIRE & CASUALTY COMPANY
Date: May 25, 2011	By:	/s/ Randy A. Ramlo
		Name:	Randy A. Ramlo
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description

2.1	Agreement and Plan of Reorganization, dated as of May 25, 2011, among United Fire & Casualty Company, United Fire Group, Inc. and UFC MergeCo, Inc.

99.1	Press Release, dated May 25, 2011, issued by United Fire & Casualty Company

99.2	Internal Announcement to Employees of United Fire & Casualty Company, dated May 25, 2011